UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2022

MOODY’S CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14037	13-3998945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center at 250 Greenwich Street

New York, New York 10007

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 553-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MCO	New York Stock Exchange
1.75% Senior Notes Due 2027	MCO 27	New York Stock Exchange
0.950% Senior Notes Due 2030	MCO 30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03,	“Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year”

On December 20, 2022, the Board of Directors (the “Board”) of Moody’s Corporation (the “Company”) approved amendments to the Company’s Amended and Restated By-Laws (the “By-Laws”) to implement certain procedural requirements related to director nominations by stockholders in light of the recently adopted “universal proxy” rules of the U.S. Securities and Exchange Commission and to reflect certain other administrative changes resulting from the universal proxy rules and recent amendments to the Delaware General Corporation Law. The amendments took effect upon approval by the Board and are summarized below.

To implement the universal proxy rules, the By-Laws were amended to make certain updates addressing the submission of information by any stockholder submitting a nomination notice (other than nominations pursuant to the Company’s proxy access provision) by requiring a representation as to whether such stockholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, and the procedures set forth in the By-Laws and that such stockholder will provide the Company with a certification demonstrating compliance with such requirements (Article I, Section 12). The By-Laws amendments do not otherwise change the information requirements under the By-Laws’ advance notice provisions.

Additionally, the By-Laws were amended to make certain updates to conform with Delaware law, including clarifying the adjournment procedures for virtual meetings of stockholders (Article I, Section 4) and eliminating the requirement that the list of stockholders be open to examination at meetings of stockholders (Article I, Section 9). Additional amendments make minor, clarifying or conforming language changes.

The foregoing description of the amendments to the By-Laws is qualified in its entirety by reference to the By-Laws, dated December 20, 2022, which are filed as Exhibit 3.1 hereto.

Item 9.01,	“Financial Statements and Exhibits”

(d)    Exhibits

3.1	Amended and Restated By-Laws of Moody’s Corporation, effective December 20, 2022.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY’S CORPORATION

By:	/s/ Elizabeth M. McCarroll
Elizabeth M. McCarroll
Corporate Secretary and Associate General Counsel

Date: December 21, 2022

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